                                                     January 5, 2004


Chardan China Acquisition Corp.
777 South Highway 101
Suite 105
Solana Beach, California 92075

EarlyBirdCapital, Inc.
600 Third Avenue
33rd Floor
New York, New York 10016

                  Re: Initial Public Offering

Gentlemen:

                  The undersigned stockholder of Chardan China Acquisition Corp. ("SPAC"), in consideration of EarlyBirdCapital, Inc. ("EBC") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the SPAC ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

                  1. If the SPAC solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

                  2. In the event that the SPAC fails to consummate a Business Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will vote Insider Shares owned by him in favor of the SPAC's decision to liquidate. The undersigned waives any and all rights he may have to receive any distribution of cash, property or other assets as a result of such liquidation with respect to his Insider Shares.

                  3. The undersigned will not submit to the SPAC for consideration, or vote for the approval of, any Business Combination which involves a company which is

Chardan China Acquisition Corp.
EarlyBirdCapital, Inc.
January 5, 2004
Page 2


affiliated with any of the Insiders unless the SPAC obtains an opinion from an independent investment banking firm reasonably acceptable to EBC that the business combination is fair to the SPAC's stockholders from a financial perspective.

                  4. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the SPAC prior to the consummation of the Business Combination; provided that the undersigned shall be entitled to reimbursement from the SPAC for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

                  5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

                  6. The undersigned will escrow his Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow Agreement which the SPAC will enter into with the undersigned and American Stock Transfer & Trust Company as escrow agent.

                  7. The undersigned agrees that, during the three year period terminating on November 24, 2006, he will not become involved (whether as owner, manager, operator, creditor, partner, shareholder, joint venturer, member, employee, officer, director, consultant or otherwise) with any Acquisition Fund (as defined in Section 11(v) below), unless such Acquisition Fund engages EBC to be the managing underwriter of the initial public offering of the Acquisition Fund's securities.

                     The undersigned hereby agrees and acknowledges that (i) EBC would be irreparably injured in the event of a breach by the undersigned of any of his obligations under this paragraph 7, (ii) monetary damages would not be an adequate remedy for any such breach, and (iii) EBC shall be entitled to injunctive relief, in addition to any other remedy it may have, in the event of such breach.

                  8. The undersigned's Questionnaire furnished to the SPAC and EBC and annexed as Exhibit A hereto is true and accurate in all respects. The undersigned represents and warrants that:

     (a) he is not subject to or a respondent in any legal action for, any injunction,

Chardan China Acquisition Corp.
EarlyBirdCapital, Inc.
January 5, 2004
Page 3


cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

     (b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

     (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

                  9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement.

                  10. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to EBC and its legal representatives or agents (including any investigative search firm retained by EBC) any information they may have about my background and finances ("Information"). Neither EBC nor its agents shall be violating my right of privacy in any manner in requesting and obtaining the Information and I hereby release them from liability for any damage whatsoever in that connection.

                  11. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the SPAC; (ii) "Insiders" shall mean all officers, directors and stockholders of the SPAC immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the SPAC owned by an Insider prior to the IPO; (iv) "IPO Shares" shall mean the shares of Common Stock issued in the SPAC's IPO; and
(v) "Acquisition Fund" shall mean any company formed with the intent to offer securities to the public and use the proceeds to consummate one or more Business Combinations which are unspecified at the time of the securities offering.

                                                     Anthony D. Errico Jr.
                                                     ---------------------
                                                     Print Name of Insider



                                                     /s/ Anthony D. Errico Jr.
                                                     -------------------------
                                                     Signature